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                                                                               .
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                                                                    EXHIBIT 99.1


                                LITTELFUSE, INC.
                         SALES BY GEOGRAPHY AND MARKET*
                              (Dollars in millions)


                                   Q1*             Q2*             Q3*            Q4             2005
                              -----------     -----------     -----------     -----------     -----------
GEOGRAPHY
Americas                      $      50.2     $      49.4     $      51.3     $      49.0     $     199.9
Europe                               27.1            24.3            23.6            23.3            98.3
Asia Pacific                         36.4            42.0            47.4            43.1           168.9
                              -----------     -----------     -----------     -----------     -----------
               TOTAL          $     113.7     $     115.7     $     122.3     $     115.4     $     467.1
                              ===========     ===========     ===========     ===========     ===========

MARKET
Electronics                   $      72.8     $      75.0     $      80.8     $      77.3     $     305.9
Automotive                           30.9            29.8            30.1            27.8           118.6
Electrical                           10.0            10.9            11.4            10.3            42.6
                              -----------     -----------     -----------     -----------     -----------
               TOTAL          $     113.7     $     115.7     $     122.3     $     115.4     $     467.1
                              ===========     ===========     ===========     ===========     ===========



* Revised from previously filed Form 10-Qs to exclude sales of Efen.

                                LITTELFUSE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (in thousands, except per share data, unaudited)

                                                                For the Three Months Ended                            Year to date
                                          ----------------------------------------------------------------------      -------------
                                           Apr 2, 2005*       Jul 2, 2005*      Oct 1, 2005*       Dec 31, 2005       Dec 31, 2005
                                          -------------      -------------      -------------      -------------      -------------
Net sales................................ $     113,757      $     115,693      $     122,266      $     115,373      $     467,089

Cost of sales............................        76,536             80,576             87,957             77,468            322,537
                                          -------------      -------------      -------------      -------------      -------------

Gross profit.............................        37,221             35,117             34,309             37,905            144,552

Selling, general and administrative
expenses.................................        25,461             23,538             25,513             24,024             98,536

Research and development expenses........         4,279              4,246              4,257              3,890             16,672

Amortization of intangibles..............           631                434                436                877              2,378
                                          -------------      -------------      -------------      -------------      -------------

Operating income.........................         6,850              6,899              4,103              9,114             26,966

Interest expense.........................           473                568                587                470              2,098
Other (income) expense...................          (131)               (96)            (2,988)               147             (3,068)
                                          -------------      -------------      -------------      -------------      -------------

Earnings from continuing operations
before taxes and minority interest and
income taxes.............................         6,508              6,427              6,504              8,497             27,936

Minority interest........................             7                 (5)               (40)               (48)               (86)
                                          -------------      -------------      -------------      -------------      -------------
Earnings from continuing
operations before income taxes...........         6,501              6,432              6,544              8,545             28,022

Income taxes.............................         2,215              2,118              3,423              3,684             11,440
                                          -------------      -------------      -------------      -------------      -------------

Earnings from continuing operations......         4,286              4,314              3,121              4,861             16,582

Discontinued operations (net of tax).....           153                (57)               650                382              1,128
                                          -------------      -------------      -------------      -------------      -------------

Net Income............................... $       4,439              4,257      $       3,771      $       5,243      $      17,710
                                          =============      =============      =============      =============      =============
Income (loss) per share:

Basic:
     Continuing operations............... $        0.19      $        0.19      $        0.14      $        0.22      $        0.74
     Discontinued operations.............          0.01                 --               0.03               0.01               0.05
                                          -------------      -------------      -------------      -------------      -------------
     Net income.......................... $        0.20      $        0.19      $        0.17      $        0.23      $        0.79
                                          =============      =============      =============      =============      =============
Diluted:
     Continuing operations............... $        0.19      $        0.19      $        0.14      $        0.22      $        0.73
     Discontinued operations.............          0.01                 --               0.03               0.01               0.05
                                          -------------      -------------      -------------      -------------      -------------
     Net income.......................... $        0.20      $        0.19      $        0.17      $        0.23      $        0.78
                                          =============      =============      =============      =============      =============

Weighted average shares and
equivalent shares outstanding:
   Basic.................................        22,484             22,423             22,441             22,305             22,413
                                          =============      =============      =============      =============      =============
   Diluted...............................        22,710             22,613             22,626             22,415             22,582
                                          =============      =============      =============      =============      =============


*The income statements for the first three quarters have been revised to reflect Efen as a discontinued operation. Q3 revised for Ireland severance costs.